Exhibit 10.1

BSM International, Inc.

SUBSCRIPTION AGREEMENT

The Investor named below, by payment of the purchase price for such Ordinary Share, by the delivery of a check payable or arrange for a wire transfer to BSM International, Inc., hereby subscribes for the purchase of the number of Ordinary Share indicated below of BSM International, Inc., at a purchase of $0.50 per Share as set forth in the Prospectus.

By such payment, the named Investor further acknowledges receipt of the Prospectus and the Subscription Agreement, the terms of which govern the investment in the Ordinary Share being subscribed for hereby.

A. INVESTMENT:

(1) Number of Shares:

(2) Date of Investor's check:

B. REGISTRATION:

(3) Registered owner:

Co-Owner:

(4) Mailing address:

City, State & zip:

(5) Residence Address (if different from above):

(6) Birth Date: ______/______/__

(7) Employee or Affiliate: Yes ______ No ______

(8) Social Security: #: ______/____/______

U.S. Citizen [ ] Other [ ]

Co-Owner Social Security:

#: ______/______/______

U.S. Citizen [ ] Other [ ]

Corporate or Custodial:

Taxpayer ID #: ______/______/______

U.S. Citizen [ ] Other [ ]

(9) Telephone Number:

(10) *email address:

*	Please note that by providing your email address, you accept that all further communications between you and the Company shall be by email, unless otherwise required by law and/or the rules and regulations of any governing body of traded securities.

C. OWNERSHIP:

[  ] Individual Ownership                                           [  ] IRA or Keogh

[  ] Joint Tenants with Rights of Survivorship

[  ] Trust/Date Trust Established_______________

[  ] Pension/Trust (S.E.P.)

[  ] Tenants in Common                                           [  ] Tenants by the Entirety

[  ] Corporate Ownership                                           [  ] Partnership

[  ] Other_____________________

D. SIGNATURES

Registered Owner:

Co-Owner:

Print Name of Custodian or Trustee:

Authorized Signature:

Date:

Signature:

PAYMENT BY CHECK, MAIL TO:

BSM International, Inc.,

Unit 719, 7/F 131-132 Connaught Road West

Sai Ying Pun

Hong Kong

FOR OFFICE USE ONLY:

Date Received:

Date Accepted/Rejected:

Subscriber's Check Amount:

Check No.:

Date of Check:

PAYMENT BY WIRE TRANSFER:

Bank name: HSBC

Bank address: 1 Queen’s Road Central, Hong Kong

Account number:

Account name: Jimmy C H Cheung & Co

SWIFT Code: HSBCHKHHHKH

Remark: For further credit of BSM International, Inc.